UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2025

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
DEPOSITARY SHARES, each representing a 1/20th interest in a share of 7.25% Series A Mandatory Convertible Preferred Stock	ALB PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 6, 2025, the Company held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the proposals listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the definitive proxy statement filed by the Company on March 27, 2025 (the “Proxy Statement”). The voting results for each proposal are set forth below.

As of the record date for the Annual Meeting, March 12, 2025, there were 117,650,568 shares of common stock outstanding and entitled to vote, of which the holders of 94,234,917 shares of common stock were represented in person or by proxy at the Annual Meeting.

Proposal 1. Election of directors. The shareholders elected all of the nominees for director to serve for a term expiring at the annual meeting of shareholders in 2026 by the votes set forth in the table below.

Nominees	Voted For	Voted Against	Abstain	Broker Non-Votes
M. Lauren Brlas	79,210,958	509,844	60,866	14,453,249
Ralf H. Cramer	79,130,953	585,945	64,770	14,453,249
J. Kent Masters, Jr.	75,981,656	3,738,923	61,089	14,453,249
Glenda J. Minor	78,312,327	1,395,940	73,401	14,453,249
James J. O’Brien	74,780,230	4,937,732	63,706	14,453,249
Diarmuid B. O'Connell	79,050,716	667,523	63,429	14,453,249
Dean L. Seavers	78,996,137	720,981	64,550	14,453,249
Gerald A. Steiner	76,342,918	3,375,028	63,722	14,453,249
Holly A. Van Deursen	79,288,137	434,287	59,244	14,453,249
Alejandro D. Wolff	75,989,202	3,716,044	76,422	14,453,249

Proposal 2. Advisory vote on executive compensation. The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as set forth in the Proxy Statement, by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
54,878,236	24,774,734	128,698	14,453,249

Proposal 3. Ratification of appointment of independent registered public accounting firm. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
88,993,641	5,150,081	91,195	N/A

Proposal 4. A shareholder proposal. The shareholders approved the shareholder proposal regarding simple majority vote, by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
54,356,656	25,139,062	285,950	14,453,249

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date: May 9, 2025	By:	/s/ Neal R. Sheorey
Neal R. Sheorey
Executive Vice President and Chief Financial Officer